UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-05                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

   On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  January 5, 2004       By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders December 26, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  December 26, 2003



                      Centex Home Equity Loan Trust 2003-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 December 26, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1        85,250,000.00      53,913,078.10     5,852,944.24      82,487.01    5,935,431.25     0.00       0.00    48,060,133.86
AF_2        15,500,000.00      15,500,000.00             0.00      27,822.50       27,822.50     0.00       0.00    15,500,000.00
AF_3        47,400,000.00      47,400,000.00             0.00     106,966.00      106,966.00     0.00       0.00    47,400,000.00
AF_4        63,000,000.00      63,000,000.00             0.00     196,875.00      196,875.00     0.00       0.00    63,000,000.00
AF_5         6,110,000.00       6,110,000.00             0.00      21,593.76       21,593.76     0.00       0.00     6,110,000.00
AF_6        24,200,000.00      24,200,000.00             0.00      73,689.00       73,689.00     0.00       0.00    24,200,000.00
AV_1       129,053,000.00      98,202,210.55     7,031,673.74     118,282.52    7,149,956.26     0.00       0.00    91,170,536.81
AV_2       128,987,000.00      95,365,435.90     6,651,153.33     115,686.88    6,766,840.21     0.00       0.00    88,714,282.57
M_1         42,000,000.00      42,000,000.00             0.00      63,969.79       63,969.79     0.00       0.00    42,000,000.00
M_2         31,500,000.00      31,500,000.00             0.00      77,272.34       77,272.34     0.00       0.00    31,500,000.00
M_3         19,500,000.00      19,500,000.00             0.00      63,283.59       63,283.59     0.00       0.00    19,500,000.00
B            7,500,000.00       7,500,000.00             0.00      29,829.43       29,829.43     0.00       0.00     7,500,000.00
R_1                  0.00               0.00             0.00           0.00            0.00     0.00       0.00             0.00
TOTALS     600,000,000.00     504,190,724.55    19,535,771.31     977,757.82   20,513,529.13     0.00       0.00   484,654,953.24

AIO_I       82,656,000.00      48,000,000.00             0.00     200,000.00      200,000.00     0.00       0.00    48,000,000.00
AIO_II      53,190,000.00      27,150,000.00             0.00      90,500.00       90,500.00     0.00       0.00    27,150,000.00
AIO_III     53,190,000.00      27,150,000.00             0.00      90,500.00       90,500.00     0.00       0.00    27,150,000.00
X_IO             1,927.13     510,893,875.66             0.00           7.55            7.55     0.00       0.00   493,451,258.39
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     153214GH7      632.41147331    68.65623742     0.96758956    69.62382698          563.75523589       AF_1        1.836000 %
AF_2     153214GJ3    1,000.00000000     0.00000000     1.79500000     1.79500000        1,000.00000000       AF_2        2.154000 %
AF_3     152314GK0    1,000.00000000     0.00000000     2.25666667     2.25666667        1,000.00000000       AF_3        2.708000 %
AF_4     152314GL8    1,000.00000000     0.00000000     3.12500000     3.12500000        1,000.00000000       AF_4        3.750000 %
AF_5     152314GM6    1,000.00000000     0.00000000     3.53416694     3.53416694        1,000.00000000       AF_5        4.241000 %
AF_6     152314GN4    1,000.00000000     0.00000000     3.04500000     3.04500000        1,000.00000000       AF_6        3.654000 %
AV_1     152314GP9      760.94480988    54.48671275     0.91654220    55.40325494          706.45809714       AV_1        1.398750 %
AV_2     152314GQ7      739.34145224    51.56452456     0.89688790    52.46141247          687.77692767       AV_2        1.408750 %
M_1      152314GR5    1,000.00000000     0.00000000     1.52309024     1.52309024        1,000.00000000       M_1         1.768750 %
M_2      152314GS3    1,000.00000000     0.00000000     2.45309016     2.45309016        1,000.00000000       M_2         2.848750 %
M_3      152314GT1    1,000.00000000     0.00000000     3.24531231     3.24531231        1,000.00000000       M_3         3.768750 %
B        152314GU8    1,000.00000000     0.00000000     3.97725733     3.97725733        1,000.00000000       B           4.618750 %
TOTALS                  840.31787425    32.55961885     1.62959637    34.18921522          807.75825540

AIO_I    N/A            580.72009292     0.00000000     2.41966705     2.41966705          580.72009292       AIO_I       5.000000 %
AIO_II   N/A            510.43429216     0.00000000     1.70144764     1.70144764          510.43429216       AIO_II      4.000000 %
AIO_III  N/A            510.43429216     0.00000000     1.70144764     1.70144764          510.43429216       AIO_III     4.000000 %
X_IO     N/A                    ####     0.00000000     3.91774296     3.91774296                  ####       X_IO        0.000000 %
--------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

Sec. 7.09(ii)            Distributions Allocable to Principal
                         Group I
                         Scheduled Monthly Payments                                                               252,529.16
                         Curtailments                                                                              98,537.64
                         Prepayments in Full                                                                    4,805,304.81
                         Loans Repurchased by Seller                                                                    0.00
                         Substitution Amounts                                                                           0.00
                         Net Liquidation Proceeds                                                                  53,962.92

                         Group II
                         Scheduled Monthly Payments                                                                88,687.03
                         Curtailments                                                                             313,870.11
                         Prepayments in Full                                                                    5,875,710.14
                         Loans Repurchased by Seller                                                                    0.00
                         Substitution Amounts                                                                           0.00
                         Net Liquidation Proceeds                                                                       0.00

                         Group III
                         Scheduled Monthly Payments                                                                89,762.03
                         Curtailments                                                                             288,830.76
                         Prepayments in Full                                                                    5,559,924.82
                         Loans Repurchased by Seller                                                                    0.00
                         Substitution Amounts                                                                           0.00
                         Net Liquidation Proceeds                                                                       0.00

                         Subordination Increase Amount                                                          2,108,651.89
                         Excess Overcollateralization Amount                                                            0.00

Sec. 7.09(iv)            Class Interest Carryover Shortfall
                         Class AF-1                                                                                     0.00
                         Class AF-2                                                                                     0.00
                         Class AF-3                                                                                     0.00
                         Class AF-4                                                                                     0.00
                         Class AF-5                                                                                     0.00
                         Class AF-6                                                                                     0.00
                         Class AV-1                                                                                     0.00
                         Class AV-2                                                                                     0.00
                         Class M-1                                                                                      0.00
                         Class M-2                                                                                      0.00
                         Class M-3                                                                                      0.00
                         Class B                                                                                        0.00

Sec. 7.09(v)             Class Principal Carryover Shortfall
                         Subordinate Certificates
                         Class M-1                                                                                      0.00
                         Class M-2                                                                                      0.00
                         Class M-3                                                                                      0.00
                         Class B                                                                                        0.00

Sec. 7.09(vi)            Aggregate Loan Balance of Each Group
                         Group I Beginning Aggregate Loan Balance                                             212,128,482.59
                         Group I Ending Aggregate Loan Balance                                                206,902,650.21

                         Group II Beginning Aggregate Loan Balance                                            150,764,230.05
                         Group II Ending Aggregate Loan Balance                                               144,485,962.77

                         Group III Beginning Aggregate Loan Balance                                           148,001,163.02
                         Group III Ending Aggregate Loan Balance                                              142,062,645.41

Sec. 7.09(vii)           Overcollateralization
                         Total Overcollateralization Amount                                                     8,796,305.15
                         Total Required Overcollateralization Amount                                           15,000,048.18

Sec. 7.09(viii)          Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)            Substitution Amounts
                         Group I                                                                                        0.00
                         Group II                                                                                       0.00
                         Group III                                                                                      0.00

Sec. 7.09(ix)            Loan Purchase Price Amounts
                         Group I                                                                                        0.00
                         Group II                                                                                       0.00
                         Group III                                                                                      0.00

Sec. 7.09(x)             Weighted Average Net Coupon Rate
                         Group I                                                                                    8.2637 %
                         Group II                                                                                   7.9790 %
                         Group III                                                                                  8.1417 %

Sec. 7.09(xi)            Monthly Remittance Amount
                         Group I                                                                                6,671,469.41
                         Group II                                                                               7,281,059.53
                         Group III                                                                              6,943,000.19

Sec. 7.09(xi)            Weighted Average Gross Margin
                         Group II Loans                                                                             8.2854 %
                         Group III Loans                                                                            8.3524 %
Sec. 7.09(xiv)           Largest Loan Balance
                         Group I                                                                                  587,240.55
                         Group II                                                                                 351,859.93
                         Group III                                                                                623,176.53

Sec. 7.09(xv)            Basic Principal Amount
                         Group I                                                                                5,210,334.53
                         Group II                                                                               6,278,267.28
                         Group III                                                                              5,938,517.61

Sec. 7.09(xvi)           Net Wac Cap Carryover Paid
                         Group I                                                                                        0.00
                         Group II                                                                                       0.00
                         Group III                                                                                      0.00
                         Subordinate                                                                                    0.00

Sec. 7.09(xvi)           Remaining Net Wac Cap Carryover
                         Group I                                                                                        0.00
                         Group II                                                                                       0.00
                         Group III                                                                                      0.00
                         Subordinate                                                                                    0.00

Sec. 7.09(xviii)         Net Wac Cap
                         Group I Net WAC Cap                                                                          7.13 %
                         Group II Net WAC Cap                                                                         7.02 %
                         Group III Net WAC Cap                                                                        7.17 %
                         Subordinate Net WAC Cap                                                                      7.09 %

Sec. 7.09(xix)           Applied Realized Loss Amounts
                         Subordinate Certificates
                         Class M-1                                                                                      0.00
                         Class M-2                                                                                      0.00
                         Class M-3                                                                                      0.00
                         Class B                                                                                        0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                 Group 1
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                30-59 days                     74            3,548,047.33                   1.71 %
                                                60-89 days                     20              857,498.52                   0.41 %
                                                90+days                         9              448,012.43                   0.22 %
                                                Total                     103                4,853,558.28                   2.34 %
                                                 Group 2
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                30-59 days                     40            3,464,723.19                   2.40 %
                                                60-89 days                     11              507,468.73                   0.35 %
                                                90+days                         7              626,312.47                   0.43 %
                                                Total                      58                4,598,504.39                   3.18 %
                                                 Group 3
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                30-59 days                     51            3,718,182.11                   2.62 %
                                                60-89 days                     15            1,135,365.23                   0.80 %
                                                90+days                         5              382,270.04                   0.27 %
                                                 Total                         71            5,235,817.38                   3.69 %

                                                 Group Totals
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                30-59 days                    165           10,730,952.63                   2.17 %
                                                60-89 days                     46            2,500,332.48                   0.51 %
                                                90+days                        21            1,456,594.94                   0.30 %
                                                 Total                        232           14,687,880.05                   2.98 %

Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          32            2,010,441.13                 0.97 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          26            2,291,606.36                 1.59 %
                                                 Group 3
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          12              865,000.08                 0.61 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          70            5,167,047.57                 1.05 %

Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy


                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          22            1,005,818.90                 0.49 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          20            1,925,472.98                 1.33 %
                                                 Group 3
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          19            1,655,286.08                 1.17 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          61            4,586,577.96                 0.93 %

Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                                         97.00
                         Balance of Balloon Loans                                                                 6,570,902.56

Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           2               93,353.78                 0.05 %
                                                 Group 2
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           5              350,237.75                 0.24 %
                                                 Group 3
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           4              341,245.96                 0.24 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          11              784,837.49                 0.16 %

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                            93,600.00
                         Group II                                                                          350,625.00
                         Group III                                                                         342,895.00

Sec. 7.09(b)(vi)         Realized Losses
                         Group I:
                         Monthly Realized Losses                                                            15,497.85
                         Cumulative Realized Losses                                                         23,424.42
                         Group II:
                         Monthly Realized Losses                                                                 0.00
                         Cumulative Realized Losses                                                              0.00
                         Group III:
                         Monthly Realized Losses                                                                 0.00
                         Cumulative Realized Losses                                                              0.00

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                            53,962.92
                         Group II                                                                                0.00
                         Group III                                                                               0.00

Sec. 7.09(b)(viii)       60+ Delinquency Percentage (Rolling Three Month)                                    1.8364 %

Sec. 7.09(b)(ix)         Cumulative Loss Percentage                                                            0.00 %
                         Cumulative Realized Losses Since Cut-Off Date                                      23,424.42
                         Aggregate Loan Balance as of the Cut-Off Date                                 600,001,927.13

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                             NO

                         1-Month LIBOR for Current Distribution Date                                        1.11875 %

